KUTAK ROCK
                                  A Partnership
                       Including Professional Corporations
                                   Suite 2900
                             717 Seventeenth Street
                           Denver, Colorado 80202-3329




                                               April 7, 1997



First Investors Management Company, Inc.
95 Wall Street
New York, New York 10005

                  Re:      First Investors Multi-State Insured Tax Free Fund

Gentlemen:

         We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                               Very truly yours,

                                               /s/Kutak Rock